SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              August 29, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 7.01.  Regulation FD Disclosure
SIGNATURES


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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

Certain executive officers of the company have established Rule 10b5-1 sales plans for shares of the company's common stock. Rule 10b5-1 requires, among other things, that the trading plans be established only at a time when the officer is not aware of material, nonpublic information. The plans specify the trading periods, the numbers of shares to be sold, and prices at which shares may be sold. If all conditions of the plans are met, the total number of shares that may be sold under the plans would equal 53% of the aggregate number of shares, including vested option shares, held by the executive officers as of August 29, 2005.

On August 3, 2005, William Corbin, Executive Vice President of the Company, entered into a trading plan that provides for the sale of a total of 6,890 shares from August 25, 2005 to January 31, 2006. The number of shares subject to the plan represents 5% of Mr. Corbin's total company stock holdings, including vested option shares, as of August 29, 2005.

On August 1, 2005, Thomas F. Gideon, Senior Vice President of the Company, entered into a trading plan that provides for the sale of a total of 4,850 shares from August 22, 2005 to December 31, 2006. The number of shares subject to the plan represents 37% of Mr. Gideon's total company stock holdings, including vested option shares, as of August 29, 2005.

On July 27, 2005, Richard E. Hanson, Executive Vice President and Chief Operating Officer of the Company, entered into a trading plan that provides for the sale of a total of 36,150 shares from August 17, 2005 to August 17, 2006. The number of shares subject to the plan represents 31% of Mr. Hanson's total company stock holdings, including vested option shares, as of August 29, 2005.

On August 1, 2005, Susan Mersereau, Senior Vice President of the Company, entered into a trading plan that provides for the sale of a total of 16,930 shares from August 22, 2005 to July 31, 2006. The number of shares subject to the plan represents 43% of Ms. Mersereau's total company stock holdings, including vested option shares, as of August 29, 2005.

On July 27, 2005, Edward P. Rogel, Senior Vice President of the Company, entered into a trading plan that provides for the sale of a total of (i) 7,863 shares from August 17, 2005 to March 1, 2006; (ii) 6,000 shares from August 17, 2005 to August 17, 2006; and (iii) 6,800 shares from August 17, 2005 to August 17, 2007.

The number of shares subject to the plan represents 36% of Mr. Rogel's total company stock holdings, including vested option shares, as of August 29, 2005.

On July 25, 2005, Steven R. Rogel, Chairman, President and Chief Executive Officer of the Company, entered into a trading plan that provides for the sale of a total of 560,000 shares from August 15, 2005 to June 30, 2006. The number of shares subject to the plan represents 63% of Mr. Rogel's total company stock holdings, including vested option shares, as of August 29, 2005.

On July 28, 2005, Richard J. Taggart, Executive Vice President and Chief Financial Officer of the Company, entered into a trading plan that provides for the sale of a total of 40,292 shares from August 18, 2005 to July 31, 2006. The number of shares subject to the plan represents 55% of Mr. Taggart's total company stock holdings, including vested option shares as of August 29, 2005.

On August 8, 2005, Steven J. Hillyard, Vice President and Chief Accounting Officer of the Company, entered into a trading plan that provides for the sale of a total of 6,000 shares from August 29, 2005 to April 1, 2006. The number of shares subject to the plan represents 29% of Mr. Hillyard's total company stock holdings, including vested option shares as of August 29, 2005.

On August 3, 2005, Sandy McDade, Senior Vice President of the Company, entered into a trading plan that provides for the sale of a total of 54,541 shares from August 26, 2005 to December 31, 2006. The number of shares subject to the plan represents 71% of Mr. McDade's total company stock holdings, including 40,041 option shares vested as of August 29, 2005 and 14,500 shares vesting in February and August, 2006.

The officers may amend the trading plans and may sell additional shares of common stock outside of the trading plans, provided they are not in possession of material nonpublic information at such time.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  August 29, 2005
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